Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

As part of Congress’s response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), was signed into United States law on March 27, 2020 and modifies certain provisions of the Tax Cuts and Jobs Act, enacted in 2017, with respect to net operating losses. Under the CARES Act, the limitation on the deduction of net operating losses to 80% of annual taxable income is suspended for taxable years beginning before January 1, 2021. The CARES Act did not have a material impact on the financial statements due to our full valuation allowance position.

As a result of the net losses we have incurred since inception, we have recorded no provision for federal income taxes during such periods. Income tax expense incurred for the three and nine months ended September 30, 2021 and 2020 relates to state income taxes.

At September 30, 2021 and December 31, 2020, the Company had no unrecognized tax benefits.

Interest and penalty charges, if any, related to unrecognized tax benefits would be classified as income tax expense in the accompanying statements of operations. As of September 30,2021, and December 31, 2020, the Company has no accrued interest related to uncertain tax positions. Since the Company is in a loss carryforward position, it is generally subject to examination by the U.S. federal, state, and local income tax authorities for all tax years in which a loss carryforward is available.

12. Income Taxes

As part of Congress’s response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), was signed into United States law on March 27, 2020 and modifies certain provisions of the Tax Cuts and Jobs Act, enacted in 2017, with respect to net operating losses. Under the CARES Act, the limitation on the deduction of net operating losses to 80% of annual taxable income is suspended for taxable years beginning before January 1, 2021. The CARES Act did not have a material impact on the financial statements due to our full valuation allowance position.

As a result of the net losses we have incurred in each fiscal year since inception, we have recorded no provision for federal income taxes during such periods. Income tax expense incurred in 2019 and 2020 relates to state income taxes.

A reconciliation of the expected income tax (benefit) computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2019	2020

Income tax computed at federal statutory tax rate	21.00%	21.00%
State Taxes	(0.30)%	(0.59)%
Permanent differences – nondeductible expenses	(0.82)%	(0.36)%
Change in fair value of contingent consideration	(1.85)%	(0.27)%
Bargain purchase gain on Cutanea acquisition	10.95%	0.00%
Change in valuation allowance	(29.31)%	(20.37)%
Other	0.03%	0.00%
Effective income tax rate	(0.30)%	(0.59)%

The principal components of the Company’s deferred tax assets and liabilities consist of the following at December 31, 2019 and 2020:

(in thousands)	December 31, 2019	December 31, 2020
Deferred tax assets (liabilities):
Net operating loss carryforwards	$15,700	$17,960
Intangible assets	6,394	6,441
Acquisition contract liabilities	(372)	(279)
Property and equipment	40	76
Accrued expenses and reserves	487	424
Other	8	6
Total deferred tax assets	22,257	24,628
Less valuation allowance	(22,257)	(24,628)
Net deferred taxes	$-	$-

The Company has incurred net operating losses (“NOL”) since inception. As of December 31, 2019 and 2020, the Company had federal NOL carryforwards of $64.9 million and $75.1 million, respectively. Federal NOLs generated through the year ended December 31, 2017 expire at various dates from 2032 through 2037, and federal NOLs generated in years beginning after December 31, 2017 may be carried forward indefinitely. As of December 31, 2019 and 2020, the Company also had U.S. state NOL carryforwards of approximately $38.5 million and $48.7 million, respectively. State NOLs expire at various dates from 2035 through 2038.

Management has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are principally comprised of NOL carryforwards and intangible assets. Management has determined that it is more likely than not that the Company will not realize the benefits of its federal and state deferred tax assets, and as a result, a valuation allowance of $22.3 million, and $24.6 million has been established at December 31, 2019 and 2020, respectively. The change in the valuation allowance of $17.6 million and $2.4 million for the years ended December 31, 2019 and 2020, respectively, was primarily due to the acquisition of Cutanea in 2019 and additional operating losses in both years.

At December 31, 2019 and 2020, the Company had no unrecognized tax benefits.

Interest and penalty charges, if any, related to unrecognized tax benefits would be classified as income tax expense in the accompanying statements of operations. As of December 31, 2019 and 2020, the Company has no accrued interest related to uncertain tax positions. Since the Company is in a loss carryforward position, it is generally subject to examination by the U.S. federal, state, and local income tax authorities for all tax years in which a loss carryforward is available.